UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008

EMPIRE RESOURCES, INC.
(Exact name of Registrant as specified in charter)

DELAWARE
(State or other jurisdiction of incorporation)

001-12127	22-3136782
(Commission file number)	(IRS employer identification no.)

ONE PARKER PLAZA
FORT LEE, NJ 07024
(Address of principal executive offices)

(201) 944-2200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 15, 2008, Empire Resources, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended March 31, 2008.  The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated May 15, 2008 relating to its first quarter operating results.

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Empire Resources, Inc.
(Registrant)

Date:	May 16, 2008	By:	/s/	Sandra Kahn
			Title	Chief Financial Officer

Exhibit Index
Ex-99.1                      Press Release of the Company dated May 15, 2008 relating to its first quarter operating results.